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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 29, 2004
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                             Norwood Financial Corp.
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             (Exact name of registrant as specified in its charter)


       Pennsylvania                   0-28364                    23-2828306
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(State or other jurisdiction    (Commission File             (IRS Employer
of incorporation)                     Number)                Identification No.)


717 Main Street, Honesdale, Pennsylvania                   18431
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (570) 253-1455
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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                           NORWOOD FINANCIAL CORP INC.

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors,
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           Appointment of Principal Officers
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         On October 29, 2004, the Registrant announced that Mr. Ralph A. Matergia had been appointed to the Boards of Directors of the Registrant and its principal subsidiary, Wayne Bank, effective as of November 1, 2004. Mr. Matergia is expected to serve on the Loan Committee of Wayne Bank. For further information, reference is made to the Registrant's press release, dated October 29, 2004, which is filed as Exhibit 99.1 hereto.

Item 9.01.   Financial Statements and Exhibits
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         (c) The following exhibits are filed with this report.

                  Number   Description
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                  99.1     Press Release, dated October 29, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NORWOOD FINANCIAL CORP.


Date: October 29, 2004                By:  /s/William W. Davis, Jr.
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                                           William W. Davis, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)